EXHIBIT 10.9


                                   GREAT LAKES REIT
                NON-QUALIFIED OPTION CERTIFICATE / INDEPENDENT TRUSTEE


     This is to certify that on this 31st day of December, 1998, Great Lakes REIT, a Maryland real estate investment trust (the "Company"), pursuant to the amended and restated Great Lakes REIT Option Plan for Independent Trustees (the "Plan"), hereby grants to Daniel E. Josephs (the "Trustee") an option to purchase Five Thousand (5,000) common shares of beneficial interest, par value $.01 per share ("Common Shares"), in the Company upon the terms and conditions set forth herein. The Trustee and other individuals to whom an option or any portion thereof has been granted or transferred hereunder may be referred to herein as the "Optionholder" as necessary.

     1. The purchase price, payable upon exercise of the option, shall be Fifteen and 77.5/100 Dollars ($15.775) per share, subject to adjustment as provided in paragraph 6 below.

     2. The exercise of the option shall be subject to the following conditions:

          (a) The option shall become exercisable with respect to the total number of shares subject to the option immediately after the date of the grant. The Board administering the Plan may in its discretion accelerate the exercisability of the option subject to such terms and conditions as it deems necessary and appropriate. All or any part of the shares with respect to which the right to purchase has accrued may be purchased at the time of such accrual or at any time or times thereafter during the option period.

          (b) The option may be exercised by giving written notice to the Company, attention of the Secretary, specifying the number of shares to be purchased, accompanied by the full purchase price for the shares to be purchased either in cash or by check or by Common Shares or by a combination of such methods of payment. At the time of any exercise of the option, the Company may, if it shall determine it necessary or desirable for any reason, require the Optionholder (or his heirs, legatees or legal representative, as the case may be) as a condition upon the exercise thereof, to deliver to the Company a written representation of present intention to purchase the shares for investment and not for distribution. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Optionholder upon his exercise of part or all of the option and a stop transfer order may be placed with the Company's transfer agent. The option shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the option upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, the option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

     3. The term of the option is ten (10) years, but is subject to earlier expiration as provided in paragraph 5. The option thus is not exercisable to any extent after the expiration of ten (10) years from the date of this option certificate, or after any earlier expiration date that may be applicable under the terms of paragraph 5, unless the Board extends the term of the option for such additional period as the Board, in its discretion, determines, provided that in no event shall the aggregate option period, including the original term of the option and any extensions thereof, exceed ten (10) years.

     4. The options shall not be transferable except: (i) to an Independent Trustee's employer or an affiliate of such employer, (ii) to one or more trusts established solely for the benefit of one or more members of the Independent Trustee's family or to one or more partnerships in which the only partners are members of the Independent Trustee's family or (iii) by will or the laws of descent and distribution. An Independent Trustee or his/her assignee shall provide the Company written notice of any such transfer, and any such transfer shall not effect the conditions of the exercise of the Option except as otherwise noted herein or in the Plan.

     5. In the event the Trustee is removed by a vote of the shareholders "for cause" under the Company's Amended and Restated Declaration of Trust and Bylaws the term of any option granted hereunder shall toll, and all rights to purchase shares pursuant thereto must be exercised within six months from the termination date.

     6. The number of shares subject to the option shall be adjusted as follows: (a) in the event that the Company's outstanding number of Common Shares is changed by any share dividend, share split or combination of shares, the number of shares subject to the option shall be proportionately adjusted; (b) in the event of any merger, consolidation or reorganization of the Company with any other trust, corporation or corporations, there shall be substituted on an equitable basis as determined by the Board for each Common Share then subject to the option, the number and kind of shares of stock or other securities to which the holders of beneficial interest of the Company will be entitled pursuant to the transaction; and (c) in the event of any other relevant change in the capitalization of the Company, the Board shall provide for an equitable adjustment in the number of shares of beneficial interest then subject to the option. In the event of such adjustment, the purchase price per share shall be proportionately adjusted.

     7. Notwithstanding any other provisions in the Plan, during the period of thirty (30) days after any "change in control," each Optionholder shall have the right to require the Company to purchase from him any option granted under the Plan and held by him at a purchase price equal to (a) the excess of the "Fair Market Value" (as defined in the Plan) per share over the option price (b) multiplied by the number of option shares specified by him for purchase in a written notice to the Company, attention of the Secretary. The amount payable to each Optionholder by the Company shall be in cash or by certified check and shall be reduced by any taxes required to be withheld.

     8. The granting of this option shall not modify in any way the terms and conditions of the Trustee Agreement (if any).

     9. The Optionholder(s) shall not have any rights of shareholders with respect to the shares of beneficial interest subject to the option until such shares of beneficial interest are actually issued upon exercise of the option.

     IN WITNESS WHEREOF, this instrument has been executed by the duly authorized officer of the Company on the date above written.


Great Lakes REIT



By:                           , Secretary
   ---------------------------
     Richard L. Rasley

                                   GREAT LAKES REIT
                NON-QUALIFIED OPTION CERTIFICATE / INDEPENDENT TRUSTEE


     This is to certify that on this 31st day of December, 1998, Great Lakes REIT, a Maryland real estate investment trust (the "Company"), pursuant to the amended and restated Great Lakes REIT Option Plan for Independent Trustees (the "Plan"), hereby grants to Daniel P. Kearney (the "Trustee") an option to purchase Five Thousand (5,000) common shares of beneficial interest, par value $.01 per share ("Common Shares"), in the Company upon the terms and conditions set forth herein. The Trustee and other individuals to whom an option or any portion thereof has been granted or transferred hereunder may be referred to herein as the "Optionholder" as necessary.

     1. The purchase price, payable upon exercise of the option, shall be Fifteen and 77.5/100 Dollars ($15.775) per share, subject to adjustment as provided in paragraph 6 below.

     2. The exercise of the option shall be subject to the following conditions:

          (a) The option shall become exercisable with respect to the total number of shares subject to the option immediately after the date of the grant. The Board administering the Plan may in its discretion accelerate the exercisability of the option subject to such terms and conditions as it deems necessary and appropriate. All or any part of the shares with respect to which the right to purchase has accrued may be purchased at the time of such accrual or at any time or times thereafter during the option period.

          (b) The option may be exercised by giving written notice to the Company, attention of the Secretary, specifying the number of shares to be purchased, accompanied by the full purchase price for the shares to be purchased either in cash or by check or by Common Shares or by a combination of such methods of payment. At the time of any exercise of the option, the Company may, if it shall determine it necessary or desirable for any reason, require the Optionholder (or his heirs, legatees or legal representative, as the case may be) as a condition upon the exercise thereof, to deliver to the Company a written representation of present intention to purchase the shares for investment and not for distribution. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Optionholder upon his exercise of part or all of the option and a stop transfer order may be placed with the Company's transfer agent. The option shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the option upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, the option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

     3. The term of the option is ten (10) years, but is subject to earlier expiration as provided in paragraph 5. The option thus is not exercisable to any extent after the expiration of ten (10) years from the date of this option certificate, or after any earlier expiration date that may be applicable under the terms of paragraph 5, unless the Board extends the term of the option for such additional period as the Board, in its discretion, determines, provided that in no event shall the aggregate option period, including the original term of the option and any extensions thereof, exceed ten
(10) years.

     4. The options shall not be transferable except: (i) to an Independent Trustee's employer or an affiliate of such employer, (ii) to one or more trusts established solely for the benefit of one or more members of the Independent Trustee's family or to one or more partnerships in which the only partners are members of the Independent Trustee's family or (iii) by will or the laws of descent and distribution. An Independent Trustee or his/her assignee shall provide the Company written notice of any such transfer, and any such transfer shall not effect the conditions of the exercise of the Option except as otherwise noted herein or in the Plan.

     5. In the event the Trustee is removed by a vote of the shareholders "for cause" under the Company's Amended and Restated Declaration of Trust and Bylaws the term of any option granted hereunder shall toll, and all rights to purchase shares pursuant thereto must be exercised within six months from the termination date.

     6. The number of shares subject to the option shall be adjusted as follows: (a) in the event that the Company's outstanding number of Common Shares is changed by any share dividend, share split or combination of shares, the number of shares subject to the option shall be proportionately adjusted; (b) in the event of any merger, consolidation or reorganization of the Company with any other trust, corporation or corporations, there shall be substituted on an equitable basis as determined by the Board for each Common Share then subject to the option, the number and kind of shares of stock or other securities to which the holders of beneficial interest of the Company will be entitled pursuant to the transaction; and (c) in the event of any other relevant change in the capitalization of the Company, the Board shall provide for an equitable adjustment in the number of shares of beneficial interest then subject to the option. In the event of such adjustment, the purchase price per share shall be proportionately adjusted.

     7. Notwithstanding any other provisions in the Plan, during the period of thirty (30) days after any "change in control," each Optionholder shall have the right to require the Company to purchase from him any option granted under the Plan and held by him at a purchase price equal to (a) the excess of the "Fair Market Value" (as defined in the Plan) per share over the option price (b) multiplied by the number of option shares specified by him for purchase in a written notice to the Company, attention of the Secretary. The amount payable to each Optionholder by the Company shall be in cash or by certified check and shall be reduced by any taxes required to be withheld.

     8. The granting of this option shall not modify in any way the terms and conditions of the Trustee Agreement (if any).

     9. The Optionholder(s) shall not have any rights of shareholders with respect to the shares of beneficial interest subject to the option until such shares of beneficial interest are actually issued upon exercise of the option.

     IN WITNESS WHEREOF, this instrument has been executed by the duly authorized officer of the Company on the date above written.


Great Lakes REIT



By:                           , Secretary
    --------------------------
     Richard L. Rasley

                                   GREAT LAKES REIT
                NON-QUALIFIED OPTION CERTIFICATE / INDEPENDENT TRUSTEE


     This is to certify that on this 31st day of December, 1998, Great Lakes REIT, a Maryland real estate investment trust (the "Company"), pursuant to the amended and restated Great Lakes REIT Option Plan for Independent Trustees (the "Plan"), hereby grants to Edward Lowenthal (the "Trustee") an option to purchase Five Thousand (5,000) common shares of beneficial interest, par value $.01 per share ("Common Shares"), in the Company upon the terms and conditions set forth herein. The Trustee and other individuals to whom an option or any portion thereof has been granted or transferred hereunder may be referred to herein as the "Optionholder" as necessary.

     1. The purchase price, payable upon exercise of the option, shall be Fifteen and 77.5/100 Dollars ($15.775) per share, subject to adjustment as provided in paragraph 6 below.

     2. The exercise of the option shall be subject to the following conditions:

          (a) The option shall become exercisable with respect to the total number of shares subject to the option immediately after the date of the grant. The Board administering the Plan may in its discretion accelerate the exercisability of the option subject to such terms and conditions as it deems necessary and appropriate. All or any part of the shares with respect to which the right to purchase has accrued may be purchased at the time of such accrual or at any time or times thereafter during the option period.

          (b) The option may be exercised by giving written notice to the Company, attention of the Secretary, specifying the number of shares to be purchased, accompanied by the full purchase price for the shares to be purchased either in cash or by check or by Common Shares or by a combination of such methods of payment. At the time of any exercise of the option, the Company may, if it shall determine it necessary or desirable for any reason, require the Optionholder (or his heirs, legatees or legal representative, as the case may be) as a condition upon the exercise thereof, to deliver to the Company a written representation of present intention to purchase the shares for investment and not for distribution. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Optionholder upon his exercise of part or all of the option and a stop transfer order may be placed with the Company's transfer agent. The option shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the option upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, the option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

     3. The term of the option is ten (10) years, but is subject to earlier expiration as provided in paragraph 5. The option thus is not exercisable to any extent after the expiration of ten (10) years from the date of this option certificate, or after any earlier expiration date that may be applicable under the terms of paragraph 5, unless the Board extends the term of the option for such additional period as the Board, in its discretion, determines, provided that in no event shall the aggregate option period, including the original term of the option and any extensions thereof, exceed ten
(10) years.

     4. The options shall not be transferable except: (i) to an Independent Trustee's employer or an affiliate of such employer, (ii) to one or more trusts established solely for the benefit of one or more members of the Independent Trustee's family or to one or more partnerships in which the only partners are members of the Independent Trustee's family or (iii) by will or the laws of descent and distribution. An Independent Trustee or his/her assignee shall provide the Company written notice of any such transfer, and any such transfer shall not effect the conditions of the exercise of the Option except as otherwise noted herein or in the Plan.

     5. In the event the Trustee is removed by a vote of the shareholders "for cause" under the Company's Amended and Restated Declaration of Trust and Bylaws the term of any option granted hereunder shall toll, and all rights to purchase shares pursuant thereto must be exercised within six months from the termination date.

     6. The number of shares subject to the option shall be adjusted as follows: (a) in the event that the Company's outstanding number of Common Shares is changed by any share dividend, share split or combination of shares, the number of shares subject to the option shall be proportionately adjusted; (b) in the event of any merger, consolidation or reorganization of the Company with any other trust, corporation or corporations, there shall be substituted on an equitable basis as determined by the Board for each Common Share then subject to the option, the number and kind of shares of stock or other securities to which the holders of beneficial interest of the Company will be entitled pursuant to the transaction; and (c) in the event of any other relevant change in the capitalization of the Company, the Board shall provide for an equitable adjustment in the number of shares of beneficial interest then subject to the option. In the event of such adjustment, the purchase price per share shall be proportionately adjusted.

     7. Notwithstanding any other provisions in the Plan, during the period of thirty (30) days after any "change in control," each Optionholder shall have the right to require the Company to purchase from him any option granted under the Plan and held by him at a purchase price equal to (a) the excess of the "Fair Market Value" (as defined in the Plan) per share over the option price (b) multiplied by the number of option shares specified by him for purchase in a written notice to the Company, attention of the Secretary. The amount payable to each Optionholder by the Company shall be in cash or by certified check and shall be reduced by any taxes required to be withheld.

     8. The granting of this option shall not modify in any way the terms and conditions of the Trustee Agreement (if any).

     9. The Optionholder(s) shall not have any rights of shareholders with respect to the shares of beneficial interest subject to the option until such shares of beneficial interest are actually issued upon exercise of the option.

     IN WITNESS WHEREOF, this instrument has been executed by the duly authorized officer of the Company on the date above written.


Great Lakes REIT



By:                           , Secretary
    --------------------------
     Richard L. Rasley

                                   GREAT LAKES REIT
                NON-QUALIFIED OPTION CERTIFICATE / INDEPENDENT TRUSTEE


     This is to certify that on this 31st day of December, 1998, Great Lakes REIT, a Maryland real estate investment trust (the "Company"), pursuant to the amended and restated Great Lakes REIT Option Plan for Independent Trustees (the "Plan"), hereby grants to Donald E. Phillips (the "Trustee") an option to purchase Five Thousand (5,000) common shares of beneficial interest, par value $.01 per share ("Common Shares"), in the Company upon the terms and conditions set forth herein. The Trustee and other individuals to whom an option or any portion thereof has been granted or transferred hereunder may be referred to herein as the "Optionholder" as necessary.

     1. The purchase price, payable upon exercise of the option, shall be Fifteen and 77.5/100 Dollars ($15.775) per share, subject to adjustment as provided in paragraph 6 below.

     2. The exercise of the option shall be subject to the following conditions:

          (a) The option shall become exercisable with respect to the total number of shares subject to the option immediately after the date of the grant. The Board administering the Plan may in its discretion accelerate the exercisability of the option subject to such terms and conditions as it deems necessary and appropriate. All or any part of the shares with respect to which the right to purchase has accrued may be purchased at the time of such accrual or at any time or times thereafter during the option period.

          (b) The option may be exercised by giving written notice to the Company, attention of the Secretary, specifying the number of shares to be purchased, accompanied by the full purchase price for the shares to be purchased either in cash or by check or by Common Shares or by a combination of such methods of payment. At the time of any exercise of the option, the Company may, if it shall determine it necessary or desirable for any reason, require the Optionholder (or his heirs, legatees or legal representative, as the case may be) as a condition upon the exercise thereof, to deliver to the Company a written representation of present intention to purchase the shares for investment and not for distribution. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Optionholder upon his exercise of part or all of the option and a stop transfer order may be placed with the Company's transfer agent. The option shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the option upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, the option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

     3. The term of the option is ten (10) years, but is subject to earlier expiration as provided in paragraph 5. The option thus is not exercisable to any extent after the expiration of ten (10) years from the date of this option certificate, or after any earlier expiration date that may be applicable under the terms of paragraph 5, unless the Board extends the term of the option for such additional period as the Board, in its discretion, determines, provided that in no event shall the aggregate option period, including the original term of the option and any extensions thereof, exceed ten
(10) years.

     4. The options shall not be transferable except: (i) to an Independent Trustee's employer or an affiliate of such employer, (ii) to one or more trusts established solely for the benefit of one or more members of the Independent Trustee's family or to one or more partnerships in which the only partners are members of the Independent Trustee's family or (iii) by will or the laws of descent and distribution. An Independent Trustee or his/her assignee shall provide the Company written notice of any such transfer, and any such transfer shall not effect the conditions of the exercise of the Option except as otherwise noted herein or in the Plan.

     5. In the event the Trustee is removed by a vote of the shareholders "for cause" under the Company's Amended and Restated Declaration of Trust and Bylaws the term of any option granted hereunder shall toll, and all rights to purchase shares pursuant thereto must be exercised within six months from the termination date.

     6. The number of shares subject to the option shall be adjusted as follows: (a) in the event that the Company's outstanding number of Common Shares is changed by any share dividend, share split or combination of shares, the number of shares subject to the option shall be proportionately adjusted; (b) in the event of any merger, consolidation or reorganization of the Company with any other trust, corporation or corporations, there shall be substituted on an equitable basis as determined by the Board for each Common Share then subject to the option, the number and kind of shares of stock or other securities to which the holders of beneficial interest of the Company will be entitled pursuant to the transaction; and (c) in the event of any other relevant change in the capitalization of the Company, the Board shall provide for an equitable adjustment in the number of shares of beneficial interest then subject to the option. In the event of such adjustment, the purchase price per share shall be proportionately adjusted.

     7. Notwithstanding any other provisions in the Plan, during the period of thirty (30) days after any "change in control," each Optionholder shall have the right to require the Company to purchase from him any option granted under the Plan and held by him at a purchase price equal to (a) the excess of the "Fair Market Value" (as defined in the Plan) per share over the option price (b) multiplied by the number of option shares specified by him for purchase in a written notice to the Company, attention of the Secretary. The amount payable to each Optionholder by the Company shall be in cash or by certified check and shall be reduced by any taxes required to be withheld.

     8. The granting of this option shall not modify in any way the terms and conditions of the Trustee Agreement (if any).

     9. The Optionholder(s) shall not have any rights of shareholders with respect to the shares of beneficial interest subject to the option until such shares of beneficial interest are actually issued upon exercise of the option.

     IN WITNESS WHEREOF, this instrument has been executed by the duly authorized officer of the Company on the date above written.


Great Lakes REIT



By:                           , Secretary
    --------------------------
     Richard L. Rasley

                                   GREAT LAKES REIT
                NON-QUALIFIED OPTION CERTIFICATE / INDEPENDENT TRUSTEE


     This is to certify that on this 31st day of December, 1998, Great Lakes REIT, a Maryland real estate investment trust (the "Company"), pursuant to the amended and restated Great Lakes REIT Option Plan for Independent Trustees (the "Plan"), hereby grants to ______________ (the "Trustee") an option to purchase Five Thousand (5,000) common shares of beneficial interest, par value $.01 per share ("Common Shares"), in the Company upon the terms and conditions set forth herein. The Trustee and other individuals to whom an option or any portion thereof has been granted or transferred hereunder may be referred to herein as the "Optionholder" as necessary.

     1. The purchase price, payable upon exercise of the option, shall be Fifteen and 77.5/100 Dollars ($15.775) per share, subject to adjustment as provided in paragraph 6 below.

     2. The exercise of the option shall be subject to the following conditions:

          (a) The option shall become exercisable with respect to the total number of shares subject to the option immediately after the date of the grant. The Board administering the Plan may in its discretion accelerate the exercisability of the option subject to such terms and conditions as it deems necessary and appropriate. All or any part of the shares with respect to which the right to purchase has accrued may be purchased at the time of such accrual or at any time or times thereafter during the option period.

          (b) The option may be exercised by giving written notice to the Company, attention of the Secretary, specifying the number of shares to be purchased, accompanied by the full purchase price for the shares to be purchased either in cash or by check or by Common Shares or by a combination of such methods of payment. At the time of any exercise of the option, the Company may, if it shall determine it necessary or desirable for any reason, require the Optionholder (or his heirs, legatees or legal representative, as the case may be) as a condition upon the exercise thereof, to deliver to the Company a written representation of present intention to purchase the shares for investment and not for distribution. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Optionholder upon his exercise of part or all of the option and a stop transfer order may be placed with the Company's transfer agent. The option shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the option upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, the option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

     3. The term of the option is ten (10) years, but is subject to earlier expiration as provided in paragraph 5. The option thus is not exercisable to any extent after the expiration of ten (10) years from the date of this option certificate, or after any earlier expiration date that may be applicable under the terms of paragraph 5, unless the Board extends the term of the option for such additional period as the Board, in its discretion, determines, provided that in no event shall the aggregate option period, including the original term of the option and any extensions thereof, exceed ten
(10) years.

     4. The options shall not be transferable except: (i) to an Independent Trustee's employer or an affiliate of such employer, (ii) to one or more trusts established solely for the benefit of one or more members of the Independent Trustee's family or to one or more partnerships in which the only partners are members of the Independent Trustee's family or (iii) by will or the laws of descent and distribution. An Independent Trustee or his/her assignee shall provide the Company written notice of any such transfer, and any such transfer shall not effect the conditions of the exercise of the Option except as otherwise noted herein or in the Plan.

     5. In the event the Trustee is removed by a vote of the shareholders "for cause" under the Company's Amended and Restated Declaration of Trust and Bylaws the term of any option granted hereunder shall toll, and all rights to purchase shares pursuant thereto must be exercised within six months from the termination date.

     6. The number of shares subject to the option shall be adjusted as follows: (a) in the event that the Company's outstanding number of Common Shares is changed by any share dividend, share split or combination of shares, the number of shares subject to the option shall be proportionately adjusted; (b) in the event of any merger, consolidation or reorganization of the Company with any other trust, corporation or corporations, there shall be substituted on an equitable basis as determined by the Board for each Common Share then subject to the option, the number and kind of shares of stock or other securities to which the holders of beneficial interest of the Company will be entitled pursuant to the transaction; and (c) in the event of any other relevant change in the capitalization of the Company, the Board shall provide for an equitable adjustment in the number of shares of beneficial interest then subject to the option. In the event of such adjustment, the purchase price per share shall be proportionately adjusted.

     7. Notwithstanding any other provisions in the Plan, during the period of thirty (30) days after any "change in control," each Optionholder shall have the right to require the Company to purchase from him any option granted under the Plan and held by him at a purchase price equal to (a) the excess of the "Fair Market Value" (as defined in the Plan) per share over the option price (b) multiplied by the number of option shares specified by him for purchase in a written notice to the Company, attention of the Secretary. The amount payable to each Optionholder by the Company shall be in cash or by certified check and shall be reduced by any taxes required to be withheld.

     8. The granting of this option shall not modify in any way the terms and conditions of the Trustee Agreement (if any).

     9. The Optionholder(s) shall not have any rights of shareholders with respect to the shares of beneficial interest subject to the option until such shares of beneficial interest are actually issued upon exercise of the option.

     IN WITNESS WHEREOF, this instrument has been executed by the duly authorized officer of the Company on the date above written.


Great Lakes REIT



By:                           , Secretary
    --------------------------
     Richard L. Rasley